EXHIBIT 10.1

NONSTANDARDIZED ADOPTION AGREEMENT

PROTOTYPE PROFIT-SHARING PLAN

Sponsored by

First Farmers & Merchants National Bank

The Employer named below hereby establishes a Profit-Sharing Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #01.

I.EMPLOYER INFORMATION

If more than one Employer is adopting the Plan, complete this section based on the lead Employer. Additional Employers who are members of the same controlled group or affiliated service group may adopt this Plan by completing and executing Section XVIII(A) of the Adoption Agreement.

A.Name And Address:

FIRST FARMERS & MERCHANTS NATIONAL BANK

P. O. BOX 1148

816 SOUTH GARDEN STREET

COLUMBIA, TN 38402-1148

B.Telephone Number:931 388 3145

C.Employer's Tax ID Number:62-0198110

D.Form Of Business:

[ ]	1.	Sole Proprietor	[ ]	5.	Limited Liability Company
[ ]	2.	Partnership	[ ]	6.	Limited Liability Partnership
[x]	3.	Corporation	[ ]	7.
[ ]	4.	S Corporation

E.Is The Employer Part Of A Controlled Group?[ ]  YES[x]  NO

Part Of An Affiliated Service Group?[ ]  YES[x]  NO

F.Name Of Plan: FIRST FARMERS & MERCHANTS NATIONAL BANK PROFIT SHARING PLAN

G.Three Digit Plan Number: 001

H.Employer's Tax Year End: 12/31

I.Employer's Business Code: 522110

  EFFECTIVE DATE

    New Plans:

    This is a new Plan having an Effective Date of __________________________.

    Amended and Restated Plans:

This is an amendment or restatement of an existing Plan. The initial Effective Date of the Plan was ________________________________________. The Effective Date of this amendment or restatement is __________________________.

C. Amended or Restated Plans for GUST:

This is an amendment or restatement of an existing Plan to comply with GUST [The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); The Internal revenue Service Restructuring and Reform Acy of 1998, Pub. L. 105-206 (IRSRRA); and the Community renewal Tax relief Act of 2000, Pub.L. 106-554 (CRA)]. The initial Effective Date of the Plan was 12/31/1959. Except as provided for in the Plan, the Effective Date of this amendment or restatement is 01/01/2002. (The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions for GUST.)

Pursuant to Code Section 411(d)(6) and the Regulations issued thereunder, an Employer cannot reduce, eliminate or make subject to Employer discretion any Code Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in the Basic Plan Document #01, the Employer may complete Schedule A as an addendum to this Adoption Agreement. Schedule A describes such protected benefits and shall become part of this Plan. If a prior plan document contains a plan feature not provided for in the Basic Plan Document #01, the Employer may attach Schedule B describing such feature. Provisions listed on Schedule B are not covered by the IRS Opinion Letter issued with respect to the Basic Plan Document #01.

III.DEFINITIONS

A."Compensation"

Select the definition of Compensation, exclusions if any, the Compensation Computation Period, and any limitation on Compensation from the options listed below.

Contribution Type	Compensation Definition	Compensation Computation Period	Exclusions from Compensation
All Contributions	b	a	d, h
Safe Harbor Contributions
Employer Contributions

1. Definition of Compensation:

a. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source.

b. Code Section 3401(a) - W-2 Compensation subject to income tax withholding at the source, with all pre-tax contributions added.

c. Code Section 6041/6051 - Income reportable on Form W-2.

d. Code Section 6041/6051 - Income reportable on Form W-2, with all pre-tax contributions added.

e. Code Section 415 - All income received for services performed for the Employer.

f. Code Section 415 - All income received for services performed for the Employer, with all pre-tax contributions excluded.

The Code Section 415 definition will always apply with respect to sole proprietors and partners.

2. Compensation Computation Period:

a.Compensation paid during a Plan Year while a Participant.

b.Compensation paid during the entire Plan Year.

c.Compensation paid during the Employer's fiscal year.

d.Compensation paid during the calendar year.

3.Exclusions from Compensation (non-integrated plans only):

a. There will be no exclusions from Compensation under the Plan.

b. Any amount included in a Participant's gross income due to the application of Code Sections 125, 132(f)(4), 402(h)(1)(B), 402(e) or 403(b) will be excluded from the definition of Compensation under the Plan.

c. Overtime

d. Bonuses

e. Commissions

f. Exclusion applies only to Participants who are Highly Compensated Employees.

g. Holiday and vacation pay

h. Other: disability benefits paid by third party provider

If (h) is elected, the definition of Compensation may violate the nondiscrimination requirements. This election should be made with the advice of the Employer's tax or legal advisor.

4.Limitation On Compensation For Allocation Purposes:

Compensation for purposes of the Plan shall be limited to $ _________, (cannot be greater than $160,000, as indexed) the maximum amount which will be considered for Plan purposes. This section does not need to be completed unless Compensation of less than the Code Section 401(a)(17) limit of $160,000 (as indexed) is to be used.

B."Disability"

[x]1.As defined in paragraph 1.26 of the Basic Plan Document #01.

[ ]2.As defined in the Employer's Disability Insurance Plan. If the Employer is using "imputed" Compensation to calculate a contribution for a Disabled Participant pursuant Section IX(C)(b), the Employer must use this definition.

[ ]3.A Participant will be considered to be disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration. An individual shall not be considered to be disabled unless he or she furnishes proof of the existence thereof in such form and manner as the Secretary may require.

C."Highly Compensated Employees - Top Paid Group Election" For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

[x] 1.Top-Paid Group Election:

In determining who is a Highly Compensated Employee, the Employer makes the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

[ ] 2.Calendar Year Data Election:

If the Plan Year is not calendar year, the prior year computation period for purposes of determining if an Employee earned more than $80,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

D."Hour of Service"

Hours shall be determined by the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan as follows:

[ ]1.Not applicable. For all purposes under the Plan, a Year of Service (Period of Service) is defined as Elapsed Time.

[x]2.On the basis of actual hours for which an Employee is paid or entitled to payment.

[ ]3.On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the day.

[ ]4.On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the week.

[ ]5.On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

[ ]6.On the basis of months worked. An Employee shall be credited with one-hundred-ninety (190) Hours of Service if the Employee would be credited with at least one (1) Hour of Service during the month.

E."Integration Level"

[x]1.Not applicable. The Plan's allocation formula is not integrated with Social Security.

[ ]2.The maximum earnings considered wages for the Plan Year for Social Security withholding purposes without regard to Medicare.

[ ]3.________% (not more than 100%) of the amount considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

[ ]4.$________, provided that such amount is not in excess of the amount determined under paragraph (E)(2) above.

[ ]5.One dollar over 80% of the amount considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

[ ]6.20% of the maximum earnings considered wages for such Plan Year for Social Security withholding purposes without regard to Medicare.

F. "Limitation Year"

Unless elected otherwise below, the Limitation Year shall be the Plan Year.

The 12-consecutive month period commencing on JANUARY 1 and ending on DECEMBER 31.

If applicable, there will be a short Plan Year commencing on and ending on . Thereafter, the Limitation Year shall end on the date specified above

G."Net Profit"

[ ] 1.Not applicable. Employer contributions to the Plan are not conditioned on profits.

[x] 2.Employer contributions to the Plan are conditioned on profits.

[x]3.Net Profits are defined as follows:

[x]a.As defined in paragraph 1.61 of Basic Plan Document #01.

[ ]b.Net Profits will be defined in a uniform and nondiscriminatory manner which will not result in a deprivation of an eligible Participant of any Employer Contribution.

Top-Heavy minimums are required regardless of profits.

H."Plan Year"

The 12-consecutive month period commencing on JANUARY 1 and ending on DECEMBER 31.

If applicable, there will be a short Plan Year commencing on ___________________________ and ending on ___________________________. Thereafter, the Plan Year shall end on the date specified above.

I."QDRO Payment Date"

[x]1.The date the QDRO is determined to be qualified.

[ ]2.The statutory age 50 requirement applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

J."Qualified Joint and Survivor Annuity"

[x]1.Not applicable. The Plan is not subject to Qualified Joint and Survivor Annuity rules. The provisions of paragraph 8.7 of the Basic Plan Document #01 apply. The normal form of payment is a lump sum. No annuities are offered under the Plan.

[ ]2.The normal form of payment is a lump sum. The Plan does provide for annuities as an optional form of payment at Section XVI(C) of the Adoption Agreement. Joint and Survivor rules are avoided unless the Participant elects to receive his or her distribution in the form of an annuity.

[ ]3.The Joint and Survivor Annuity Rules are applicable and the survivor annuity will be ________% (50%, 66-2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and his or her Spouse. If no election is specified, 50% shall be deemed elected.

K."Qualified Preretirement Survivor Annuity"

Do not complete this section if paragraph (J)(1) was elected.

[ ]1.The Qualified Preretirement Survivor Annuity shall be 100% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

[ ]2.The Qualified Preretirement Survivor Annuity shall be 50% of the Participant's Vested Account Balance in the Plan as of the date of the Participant's death.

L."Valuation of Plan Assets"

The assets of the Plan shall be valued on the last day of the Plan Year and on the following Valuation Date(s):

[x]1.There are no other mandatory Valuation Dates.

[ ]2.The following Valuation Dates as specified:

[ ]a.Daily valued.

[ ]b.The last day of each month.

[ ]c.The last day of each quarter in the Plan Year.

[ ]d.The last day of each semi-annual period in the Plan Year.

[ ]e.At the discretion of the Plan Administrator.

[ ]f.Other:

IV.ELIGIBILITY REQUIREMENTS

Complete the following chart using the eligibility requirements outlined below.

Contribution Type	Minimum Age	Service Requirement	Class Exclusions	Eligibility Computation Period
All Contributions	20	3		3
Employer Contributions
Safe Harbor Contributions

A.Age:

1.Not applicable. There is no age requirement in the Plan.

2.Insert applicable age in the chart above. The age may not be greater than 21.

B.Service:

1. There is no Service requirement in the Plan.

2. ________ months of Service (insert number of months applicable to the specified contribution type).

3. 1 Year of Service or Period of Service.

4. 2 Years of Service or Periods of Service.

5. 1 Expected Year of Service. May enter after 6 month(s) of actual Service.

6. 1 Expected Year of Service. May enter after ____ month(s) of actual Service [must be less than one (1) Year].

7. Completion of ___________ Hours of Service within the ___________ month(s) time period following an Employee's commencement of employment.

No more than 83-1/3 Hours of Service may be required during each such month; provided, however, that he or she shall become a Participant no later than upon the completion of 1,000 Hours of Service within a 12-consecutive month period and the attainment of the minimum age requirement.

A Year of Service for eligibility purposes is defined as follows (choose one):

Do not enter this definition in the table above.

[ ]a.Not applicable. There is no Service requirement.

[ ]b.Not applicable. The Plan is using Expected Year of Service or has a Service requirement of less than one year.

[x]c.Hours of Service method. A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service for eligibility purposes may not be less than 1 Hour of Service nor greater than 1,000 Hours by operation of law. If left blank, the Plan will use 1,000 hours.

[ ]d.Elapsed Time method.

C.Employee Class Exclusions:

1.Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if benefits, were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Regulations Section 1.410(b)-9. For this purpose, the term "employee representative" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

2.Employees who are non-resident aliens [within the meaning of Code Section 7701(b)(1)(B)] who receive no Earned Income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section 861(a)(3)].

3.Employees compensated on an hourly basis.

4.Employees compensated on a salaried basis.

5.Employees compensated on a commission basis.

6.Leased Employees.

7.Highly Compensated Employees.

8.The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows:

D.Eligibility Computation Period:

The initial eligibility computation period shall commence on the date on which an Employee first performs an Hour of Service and the first anniversary thereof. Each subsequent computation period shall commence on:

1.Not applicable. The Plan has a Service requirement of less than one (1) year or uses the Elapsed Time method to determine eligibility.

2.The anniversary of the Employee's employment commencement date and each subsequent 12-consecutive month period thereafter.

3.The first day of the Plan Year which commences prior to the first anniversary of the Employee's commencement date.

E.Employees on Effective Date:

[x]1.All Employees will be required to satisfy both the age and Service requirements specified above.

[ ]2.Employees employed on the Plan's Effective Date do not have to satisfy the age requirement specified above.

[ ]3.Employees employed on the Plan's Effective Date do not have to satisfy the Service requirement specified above.

F.Special Waiver of Eligibility Requirements:

The age and/or Service eligibility requirements specified above shall be waived for those eligible Employees who are employed on the following date for the contribution type(s) specified. This waiver applies to either the age and/or Service requirement(s) as elected below:

Waiver Date	Waiver of Age Requirement	Waiver of Service Requirement	Contribution Type
All Contributions
Employer Discretionary
Safe Harbor Contribution

G.Entry Date:

Select the Entry Date from the list below and enter on the line corresponding to the contribution type.

Contribution Type	Entry Date
Safe Harbor Contributions	_________
Employer Contributions	4

1.The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

2.The first day of the payroll period coinciding with or next following the date on which an Employee meets the eligibility requirements.

3.The earlier of the first day of the Plan Year, or the first day of the fourth, seventh or tenth month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

4.The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

5.The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age 20½.

6.The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements.

7.The first day of the Plan Year during which the Employee meets the eligibility requirements.

8.The Employee's date of hire.

V.RETIREMENT AGES

A.Normal Retirement:

[x]1.Normal Retirement Age shall be age 65 (not to exceed 65).

[ ]2.Normal Retirement Age shall be the later of attaining age ________ (not to exceed age 65) or the ________ (not to exceed the fifth) anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

3.The Normal Retirement Date shall be:

[x]a.as of the date the Participant attains Normal Retirement Age.

[ ]b.the first day of the month next following the Participant's attainment of Normal Retirement Age.

B.Early Retirement:

[ ]1.Not applicable.

[x]2.The Plan shall have an Early Retirement Age of 55 (not less than age 55) and completion of 7 Years of Service.

3.The Early Retirement Date shall be:

[x]a.as of the date the Participant attains Early Retirement Age.

 [ ]b.the first day of the month next following the Participant's attainment of Early Retirement Age.

VI.EMPLOYEE CONTRIBUTIONS

A.Rollover Contributions:

[x]1.The Plan does not accept Rollover Contributions.

[ ]2.Participants may make Rollover Contributions after meeting the eligibility requirements for participation in the Plan.

[ ]3.Employees may make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

B.Elective Plan to Plan Transfer Contributions:

[x]1.The Plan does not accept Transfer Contributions.

[ ]2.Participants may make Transfer Contributions after meeting the eligibility requirements for participation in the Plan.

[ ]3.Employees may make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

VII.EMPLOYER CONTRIBUTIONS

The Employer shall make contributions to the Plan in accordance with the formula or formulas selected below. The Employer's contribution shall be subject to the limitations contained in Articles III and X of Basic Plan Document #01. For this purpose, a contribution for a Plan Year shall be limited for the Limitation Year which ends with or within such Plan Year.

[ ]A.Safe Harbor Contribution:

This Plan is providing the Safe Harbor Employer contribution as elected in the (insert name of plan). These contributions shall be 100% vested when made. The withdrawal restrictions required by paragraph 11.12 of Basic Plan Document #01 shall apply.

[x]B.Discretionary Contribution Formula:

The Employer shall have the right to make a discretionary contribution. The Employer's contribution for the Plan Year shall be made to the accounts of eligible Participants as follows:

[ ]1.Such contribution shall be allocated as a percentage of the Employer's Net Profit.

[ ]2.Such contribution shall be allocated as a percentage of Compensation of eligible Participants for the Plan Year.

[x]3.An amount fixed by an appropriate action of the Employer as of the time prescribed by law.

[ ] 4.Uniform Dollar Amount Formula Such contribution shall be allocated equally (a uniform dollar amount) to each eligible Participant.

[ ] 5.Excess Allocation Formula:  The contribution and any forfeitures shall be allocated in the following manner:

Only one plan maintained by the Employer may be integrated with Social Security. If the Plan is Top-Heavy for a Plan Year, the contribution and allocation formula must satisfy the minimum contribution requirements specified at Section VII(E). If the Plan is not Top-Heavy or if the Top-Heavy minimum contribution or benefit is provided under another Plan covering the same Employees, paragraphs (a) and (b) below may be disregarded and 5.7%, 5.4% or 4.3% may be substituted for 2.7%, 2.4% or 1.3% where it appears in paragraph (c) below.

a.Step One: To the extent contributions are sufficient, all Participants will receive an allocation equal to 3% of their Compensation.

b.Step Two: Any remaining Employer contributions will be allocated up to a maximum of 3% of excess Compensation of all Participants to Participants who have Compensation in excess of the Integration Level (excess Compensation). Each such Participant will receive an allocation in the ratio that his or her excess Compensation bears to the excess Compensation of all Participants. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation in excess of the Integration Level. To determine this uniform allocation percentage, the Employer must take the remaining contribution and divide that amount by the total excess Compensation of Participants.

c.Step Three: Any remaining Employer contributions will be allocated to all Participants in the ratio that their Compensation plus excess Compensation bears to the total Compensation plus excess Compensation of all Participants. Participants may only receive an allocation of up to 2.7% of their Compensation plus excess Compensation, under this allocation step. If the Integration Level defined at Section III(E) is less than or equal to the greater of $10,000 or 20% of the maximum, the 2.7% need not be reduced. If the amount specified is greater than the greater of $10,000 or 20% of the maximum Taxable Wage Base, but not more than 80%, 2.7% must be reduced to 1.3%. If the amount specified is greater than 80% but less than 100% of the maximum Taxable Wage Base, the 2.7% must be reduced to 2.4%. If Employer contributions are insufficient to fund to this level, the Employer must determine the uniform allocation percentage to allocate to those Participants who have Compensation up to the Integration Level and excess Compensation. To determine this uniform allocation percentage the Employer must take the remaining contribution and divide that amount by the total Compensation including the excess Compensation of Participants.

d.Step Four: Any remaining Employer contributions will be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participants' Compensation.

[ ] 6.Base Integrated Allocation Formula:

To the extent that such contributions are sufficient, they shall be allocated as follows:

_________% of each eligible Participant's Compensation, plus

_________% of Compensation in excess of the Integration Level defined at Section III(E) hereof.

The percentage of excess Compensation may not exceed the lesser of (1) the amount first specified in this paragraph or (2) the greater of 5.7% or the percentage rate of tax under Code Section 3111(a) as in effect on the first day of the Plan Year attributable to the Old Age (OA) portion of the OASDI provisions of the Social Security Act. If the Employer specifies an Integration Level in Section III(E) which is lower than the Taxable Wage Base for Social Security purposes (SSTWB) in effect as of the first day of the Plan Year, the percentage contributed with respect to excess Compensation must be adjusted. If the Plan's Integration Level is greater than the larger of $10,000 or 20% of the SSTWB but not more than 80% of the SSTWB, the excess percentage is 4.3%. If the Plan's Integration Level is greater than 80% of the SSTWB but less than 100% of the SSTWB, the excess percentage is 5.4%.

[ ]C.Uniform Points Allocation Formula:

The allocation for each eligible Participant will be determined on a uniform points method. Each eligible Participant's allocation shall bear the same relationship to the Employer contribution as the Participant's total points bears to all points awarded. Each eligible Participant will receive _____ points for each of the following:

[ ]1._____ year(s) of age.

[ ]2._____ Year(s) of Service determined:

[ ]a.In the same manner as determined for eligibility.

[ ]b.In the same manner as determined for vesting.

[ ]c.Points will not be awarded with respect to Year(s) of Service in excess of _____.

[ ]3.$_________ (not to exceed $200) of Compensation.

[ ]D.Additional Adopting Employers:

[ ]1.All participating Employer's contributions and forfeitures shall be pooled together and allocated uniformly among all eligible Participants.

[ ]2.Each participating Employer's contribution and forfeitures subject to reallocation attributable to all contributions made by such Employer shall be allocated only to eligible Participants of the participating Employer.

Where contributions and forfeitures are to be allocated to eligible Participants by participating Employers, each such Employer must maintain data demonstrating that the allocations by group satisfy the nondiscrimination rules under Code Section 401(a)(4).

E.Minimum Employer Contribution Under Top-Heavy Plans:

For any Plan Year during which the Plan is Top-Heavy, the sum of the contributions and forfeitures allocated to non-Key Employees under paragraph (5) or (6) above shall not be less than the amount required under the Basic Plan Document #01. The eligibility of a Participant to receive Top-Heavy contributions mirrors the eligibility for any contribution with the earliest Entry Date. Top-Heavy minimums will be allocated to:

[x]1.all eligible Participants.

[ ]2.only eligible non-Key Employees who are Participants.

VIII.ALLOCATIONS TO PARTICIPANTS

[ ] A.This is a Safe Harbor Plan:

Employer Non-Elective and/or Matching Contributions will be made to all eligible Employees who are Participants and who have satisfied the Safe Harbor eligibility requirements.

B.Allocation Accrual Requirements:

A Year of Service for eligibility to receive an allocation of Employer contributions will be determined on the basis of the:

[ ]1.Elapsed Time method.

[x]2.Hours of Service method. A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service for allocation accrual purposes cannot be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

C.Allocation of Contributions to Participants:

Employer contributions for a Plan Year will be allocated to all active Participants who have met the allocation accrual requirements at Section VIII(B) above and who have met the following requirements:

[x]1.Are employed on the last day of the Plan Year.

[ ]2.Terminated during the Plan Year but met the hours requirement specified in Section VIII(B) in the year of termination.

[ ]3.For Plans using the Elapsed Time method, contributions will be allocated to terminated Participants who have completed _________ (not more than 12) Months of Service.

[x]4.No Hours of Service or Period of Service requirement in the Plan Year of termination due to:

[x]a.Retirement

[x]b.Disability

[x]c.Death

[ ]d.Any reason

[x]e. No last day of the Plan Year requirement in the Plan Year of the occurrence of any of the above events.

[ ] D.Contributions to Disabled Participants:

The Employer will continue to make contributions on behalf of a Participant who is permanently and totally disabled. These contributions will be based on the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. Such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee. These contributions will be 100% vested when made.

IX.DISPOSITION OF FORFEITURES

[ ]A.Not applicable. All contributions are fully vested.

If (A) is selected, do not complete (B) or (C) below.

B.Forfeiture Allocation Alternatives (number in order of use):

_1.Restoration of Participant's forfeitures.

_2.Add to Employer contributions under the Plan..

13.Allocate to all Participants eligible to share in the Employer contribution in proportion to Compensation.

_4.Apply to offset Plan expenses to the extent that the Plan has expenses which are payable at the time the forfeiture is subject to reallocation.

_5.Reduce future Employer contributions.

_6.Allocate to all eligible Participants who are Non-Highly Compensated Employees in proportion to Compensation.

C.Timing for Allocation of Forfeitures:

If no distribution or deemed distribution has been made to a former Participant, nonvested amounts shall be forfeited at the end of the Plan Year during which the former Participant incurs his or her fifth consecutive one-year Break in Service.

If a former Participant has received the full amount of his or her Vested Account Balance, the nonvested portion of his or her account shall be forfeited and shall be disposed of:

[ ]1.during the Plan Year following the Plan Year in which the forfeiture arose.

[ ]2.as of any Valuation or Allocation Date during the Plan Year (or as soon as administratively feasible following the close of the Plan Year) in which the former Participant receives full payment of his or her vested benefit.

[ ] 3.at the end of the Plan Year during which the former Participant incurs his or her __________ (1st, 2nd, 3rd, 4th, or 5th) consecutive one-year Break in Service.

[x] 4.as of the end of the Plan Year during which the former Participant received full payment of his or her vested benefit.

[ ]5.as of the earlier of the first day of the Plan Year, or the first day of the seventh month of the Plan Year following the date on which the former Participant has received full payment of his or her vested benefit.

[ ]6.as of the next Allocation Date following the date on which the former Participant receives full payment of his or her vested benefit.

X.MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON ALLOCATIONS, AND

TOP-HEAVY CONTRIBUTIONS

A.Plans Maintained By The Employer:

[ ]1.This is the only Plan the Employer maintains. In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions pursuant to paragraph 10.2 of the Basic Plan Document #01 shall be:

[ ] a.Placed in a suspense account for the benefit of the Participant without the crediting of gains or losses for the benefit of the Participant.

[x] b.Reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

If no method is specified the suspense account method will be used.

[ ]2.The Employer does maintain another Plan [including a Welfare Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

a.If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a Master or Prototype Plan:

[ ] i.The provisions of Article X of the Basic Plan Document #01 will apply as if the other plan were a Master or Prototype Plan.

[ ] ii.The Employer has attached provisions stating the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts in a manner that precludes Employer discretion.

Employers who maintained a qualified Defined Benefit Plan, prior to January 1, 2000, should complete Schedule C to document the preamendment operation of the Plan.

b.Allocation of Excess Annual Additions: In the event that the allocation formula results in an Excess Amount, such excess, after distribution of Employee contributions, shall be:

[ ]i.Placed in a suspense account for the benefit of the Participant without the crediting of gains or losses for the benefit of the Participant.

[ ]ii.Reallocated as additional Employer contributions to all other Participants to the extent that they do not have any Excess Amount.

If no method is selected, the suspense account method will be used.

B.Top-Heavy Plans:

In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied in the elected manner:

[ ]1.This is the only Plan the Employer maintains or ever maintained. The minimum contribution will be satisfied by this Plan.

[x]2.The Employer does maintain another Defined Contribution Plan. The minimum contribution will be satisfied by:

[x]a.this Plan.

[ ]b.

(Name of other Qualified Plan)

[ ]3.The Employer maintains a Defined Benefit Plan. A method is stated below under which the minimum contribution and benefit provisions of Code Section 416 will be satisfied.

XI.VESTING

Participants shall have a fully vested and nonforfeitable interest in any Employee contribution and their investment earnings. Any Employer contributions made pursuant to Safe Harbor Plan provisions are also fully vested when made.

Each Participant shall acquire a vested and nonforfeitable percentage in his or her account balance attributable to Employer contributions and their earnings under the schedule selected below except in any Plan Year during which the Plan is determined to be Top-Heavy. In any Plan Year in which the Plan is Top-Heavy, the Two-twenty vesting schedule [option (B)(4)] or the three-year cliff schedule [option (B)(3)] shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (B)(4) or (B)(3) because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement.

    Vesting Computation Period:

A Year of Service for vesting will be determined on the basis of the (choose one):

[ ]1.Not applicable. All contributions are fully vested.

[ ]2.Elapsed Time method.

[x]3.Hour of Service method. A Year of Service will be credited upon completion of 1000 Hours of Service. A Year of Service for vesting purposes will not be less than 1 Hour of Service nor greater than 1,000 hours by operation of law. If left blank, the Plan will use 1,000 hours.

The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her account balance derived from Employer contributions:

[ ]4.shall not be applicable since Participants are always fully vested.

[ ] 5.shall not be applicable, as the Plan is using Elapsed Time.

[ ]6.shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

[x]7.shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

For Plans not using Elapsed Time, a Participant shall receive credit for a Year of Service if he or she completes the number of hours specified above at any time during the 12-consecutive month computation period. A Year of Service may be earned prior to the end of the 12-consecutive month computation period and the Participant need not be employed at the end of the 12-consecutive month computation period to receive credit for a Year of Service.

B.Vesting Schedules:

Years of Service

 1 2 3 4 5 6  7

[ ]1.Full and immediate vesting

[ ]2. ___%100%

[ ]3. ___%___%100%

[ ]4. ___% 20% 40% 60%80%100%

[ ]5. ___%___% 20% 40% 60% 80%100%

[ ]6.10% 20% 30% 40% 60% 80%100%

[ ]7. ___%___%___%___%100%

[x]8. 0% 25% 40% 55% 70% 85%100%

The percentages selected for schedule (8) may not be less for any year than the percentages shown at schedule (5).

C.Service Disregarded for Vesting:

[x]1.Not applicable. All Service is considered.

[ ]2.Service prior to the Effective Date of this Plan or a predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

[ ]3.Service prior to a Participant having attained age 18 is disregarded when computing a Participant's vested and nonforfeitable interest.

XII. SERVICE WITH PREDECESSOR ORGANIZATION

[ ]A.Not applicable. The Plan does not recognize Service with any predecessor organization.

[ ] B.The Plan will recognize Service with all predecessor organizations.

[x]C.Service with the following organization(s) will be recognized for the Plan purpose indicated:

Allocation
	Eligibility	Accrual	Vesting
FARMERS & MERCHANTS BANK, WHITE BLUFF, TN	[x]	[ ]	[x]
PEOPLES & UNION BANK, LEWISBURG, TN	[x]	[ ]	[x]

Attach additional pages as necessary.

SERVICE WITH PREDECESSOR ORGANIZATION

( continued )

Service with the following organization(s) will be considered for the Plan purpose indicated:

Allocation
	Eligibility	Accrual	Vesting
COMMUNITY BANK, PULASKI, TN	[x]	[ ]	[x]
	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]

XIII.IN-SERVICE WITHDRAWALS

    In-Service Withdrawals:

    [ ]1.In-service withdrawals are not permitted in the Plan.

    [x]2.In-service withdrawals are permitted in the Plan. Participants may withdraw the following contribution types after meeting the following requirements (select one or more of the following options):

    Withdrawal Restriction

	Contribution Type	A	B	C	D	E	F	G
a.	All Contributions	[ ]	[ ]	[ ]	[ ]	[x]	[ ]	[ ]
b.	Rollover Contributions	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	n/a
c.	Transfer Contributions	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
d.	Safe Harbor Matching	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
e.	Safe Harbor Non-Elective	[ ]	n/a	n/a	[ ]	[ ]	n/a	n/a
f.	Vested Employer Discretionary	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

    Withdrawal Restriction Key

    A.Not available for in-service withdrawals.

    B.Available for in-service withdrawals.

    C.Participants having completed five years of Plan participation may elect to withdraw all or any part of their Vested Account Balance.

    D.Participants may withdraw all or any part of their Account Balance after having attained the Plan's Normal Retirement Age.

    E.Participants may withdraw all or any part of their Vested Account Balance after having attained age 59.5 (not less than age 59½).

    F.Participants may elect to withdraw all or any part of their Vested Account Balance which has been credited to their account for a period in excess of two years.

    G.Available for withdrawal only if the Participant is 100% vested.

    Hardship Withdrawals:

[x]1.Hardship withdrawals are not permitted in the Plan.

[ ]2.Hardship withdrawals are permitted in the Plan.

XIV.LOAN PROVISIONS

[ ]A.Participant loans are permitted in accordance with the Employer's established loan procedures.

[ ]B.Loan repayments will be suspended as permitted under Code Section 414(u) in compliance with the Uniformed Services Employment and Reemployment Rights Act of 1994.

XV.INVESTMENT MANAGEMENT

A.Investment Management Responsibility:

[ ] 1.The Employer shall appoint a discretionary Trustee to manage the assets of the Plan.

[x] 2.The Employer shall retain investment management responsibility and/or authority.

[ ] 3.The party designated below shall be responsible for the investment of the Participant's account.

By selecting a box, the Employer is making a designation as to whom will have authority to issue investment directives with respect to the specified contribution type (check all applicable boxes):

		Trustee	Employer	Participant
a.	All Contributions	n/a	n/a	[ ]
b.	Employer Contributions	[ ]	[ ]	[ ]
c.	Rollover Contributions	[ ]	[ ]	[ ]
d.	Transfer Contributions	[ ]	[ ]	[ ]
e.	SafeHarbor Contributions	[ ]	[ ]	[ ]

To the extent that Participant self-direction was previously permitted, the Employer shall have the right to either make the assets part of the general fund, or leave them as self-directed subject to the provisions of the Basic Plan Document #01.

B.Limitations on Participant Directed Investments:

[ ]1.Participants are permitted to invest among only those investment alternatives made available by the Employer under the Plan.

[ ] 2.Participants are permitted to invest in any investment alternative permitted under the Basic Plan Document #01.

[ ]C.Insurance:

The Plan permits insurance as an investment alternative.

[ ]D.ERISA Section 404(c):

The Employer intends to be covered by the fiduciary liability provisions with respect to Participant directed investments under ERISA Section 404(c).

XVI.DISTRIBUTION OPTIONS

A.Timing of Distributions [both (1) and (2) must be completed]:

1.Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid b [select from the list at (A)(3) below].

2.Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

3.Distribution Options:

a.As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

b.As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

c.As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable. (This option is recommended for daily valuation plans.)

d.As soon as administratively feasible after the close of the Plan Year during which the Participant incurs ___________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(1).]

e.As soon as administratively feasible after the close of the Plan Year during which the Participant incurs __________ (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(2).]

f.Only after the Participant has achieved the Plan's Normal Retirement Age or Early Retirement Age, if applicable.

B.Required Beginning Date:

The Required Beginning Date of a Participant with respect to a Plan is (select one from below):

[ ]1.The April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

[ ]2.The April 1 of the calendar year following the calendar year in which the Participant attains age 70½ except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70½ or the calendar year in which the Participant retires.

[x]3.The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70½ or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

Except that such Participant [x] may [ ] may not elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 70½. Any distributions made pursuant to such an election will not be considered required minimum distributions. Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

Plans which are an amendment or restatement of an existing Plan which provided for the provisions of Code Section 401(a)(9) currently in effect prior to the amendment of the Small Business Job Protection Act of 1996 must complete Schedule C.

C.Forms of Payment (select all that apply):

[ ]1.Lump sum.

[ ]2.Installment payments.

[ ]3.Partial payments; the minimum amount will be $___________.

[ ]4.Life annuity.

[ ]5.Term certain annuity with payments guaranteed for ___________ years (not to exceed 20).

[ ]6Joint and [ ] 50%, [ ] 66-2/3%, [ ] 75% or [ ] 100% survivor annuity.

[ ]7.The default form of payment will be a direct rollover into an individual retirement account or annuity for any "cash out" distribution made pursuant to Code Sections 411(a)(7), 411(a)(11) and 417(e)(1).

[x]8.Cash.

[ ]9.Employer securities.

[ ]10.Other marketable securities.

The normal form of payment is stated at Section III(J) of this Adoption Agreement.

D.Recalculation of Life Expectancy:

[x]1.Recalculation is not permitted.

[ ]2.Recalculation is permitted. When determining payments in satisfying the minimum distribution requirements under the Plan, and life expectancy is being recalculated:

[ ]a.only the Participant's life expectancy shall be recalculated.

[ ]b.both the Participant and Spouse's life expectancy shall be recalculated.

[ ]c.the Participant will determine whose life expectancy is recalculated.

XVII.SPONSOR INFORMATION AND ACCEPTANCE

This Plan may not be used and shall not be deemed to be a Prototype Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Plan have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.

Acknowledged and accepted by the Sponsor this 29th day of July, 2002 .

Name:	ROSEANN G. WILLIAMS
Title:	VICE PRESIDENT & TRUST OFFICER
Signature:	\s\ Roseann G. Williams

Questions concerning the language contained in and the qualification of the Prototype should be addressed to:

F&M TRUST DEPARTMENT

(Position): EMPLOYEE BENEFITS OFFICER(Phone Number):615-388-3145

In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Adoption Agreement.

XVIII.SIGNATURES

The Sponsor recommends that the Employer consult with its legal counsel and/or tax advisor before executing this Adoption Agreement. The Employer understands that its failure to properly complete or amend this Adoption Agreement may result in failure of the Plan to qualify or disqualification of the Plan. The Employer by executing this Adoption Agreement acknowledges that this is a legal document with significant tax and legal ramifications.

A.Employer:

This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Employer this 29th day of July, 2002 .

Name of Employer:	FIRST FARMERS & MERCHANTS NATIONAL BANK
Executed on behalf of the Employer by:	T. RANDY STEVENS
Title:	PRESIDENT
Signature:	\s\ T. Randy Stevens

Participating Employer:

Name and address of any Participating Employer.

This Adoption Agreement and the corresponding provisions of Basic Plan Document #01 are adopted by the Participating Employer this ________ day of __________________, _________.

Executed on behalf of the

Participating Employer by:

Title:

Signature:

Attach additional signature pages as necessary.

Employer's Reliance: The adopting Employer may rely on an Opinion Letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

This Adoption Agreement may only be used in conjunction with Basic Plan Document #01.

B.Trustee:

Trust Agreement:

[ ]Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Trustee and the terms of the contract(s) will apply.

[x]The Trust provisions used will be as contained in the Basic Plan Document #01.

[ ]The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

Complete the remainder of this section only if the Trust provisions used are as contained in the Basic Plan Document #01.

Name and address of Trustee:

FIRST FARMERS & MERCHANTS NATIONAL BANK

816 SOUTH GARDEN STREET

COLUMBIA, TN 38401

The assets of the Plan shall be invested in accordance with Article XIII of the Basic Plan Document #01. The Employer's Plan and Trust as contained herein is accepted by the Trustee this 29th day of July, 2002.

Accepted on behalf of the Trustee by:	ROSEANN G. WILLIAMS
Title:	VICE PRESIDENT & TRUST OFFICER
Signature:	\s\ Roseann G. Williams
Accepted on behalf of the Trustee by:
Title:
Signature:

Accepted on behalf of the Trustee by:
Title:
Signature:

C.Custodian:

Custodial Agreement:

[x]Not applicable. There is no Custodian.

 [ ]Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Custodian and the terms of the contract(s) will apply.

[ ]The Custodial provisions used will be as contained in Basic Plan Document #01.

[ ]The Custodial provisions used will be as contained in the accompanying executed Custodial Agreement between the Employer and the Custodian attached hereto.

Complete the remainder of this section only if the Custodial provisions used are as contained in the Basic Plan Document #01.

Name and address of Custodian:

The assets of the Plan shall be invested in accordance with Article XIII of the Basic Plan Document #01. The Employer's Plan and Custodial Account as contained herein are accepted by the Custodian this __________ day of ________________, __________.

Accepted on behalf of the Custodian by:

Title:

Signature:

SCHEDULE A

PROTECTED BENEFITS

This Schedule includes any prior Plan protected benefits which are not available in the Plan. Complete as applicable.

1.Plan Provision:

Effective Date:

2.Plan Provision:

Effective Date:

3.Plan Provision:

Effective Date:

4.Plan Provision:

Effective Date:

5.Plan Provision:

Effective Date:

SCHEDULE B

PRIOR PLAN PROVISIONS

This Schedule should be used if a prior plan contains provisions not found in Basic Plan Document #01, or where the Employer wishes to document transactions or historical provisions of the Employer's Plan.

1. Plan Provision:

Effective Date:

2. Plan Provision:

Effective Date:

3. Plan Provision:

Effective Date:

4. Plan Provision:

Effective Date:

5. Plan Provision:

Effective Date:

SCHEDULE C

PREAMENDMENT OPERATION OF THE PLAN

The following are the adopting Employer's elective Plan provisions which conform the terms of this Prototype Plan to the preamendment operation of the Plan during the transition period between the earliest effective date under GUST (as defined below) and the effective date of adoption of this Prototype Plan and Trust which takes into account all of the changes in the qualification requirements made by the following: The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); and The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA), and the Community renewal Tax relief Act of 2000, Pub.L. 106-554 (CRA)] hereinafter referred to collectively as GUST.

Complete as applicable and appropriate.

I. Plan Provision:Highly Compensated Employees

For Plan Years beginning after 1996, the Employer may elect a "Top-Paid Group" election and the Calendar Year Data election to determine the definition of Highly Compensated Employee:

[x]A.Top-Paid Group Election: A Participant (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000 as indexed for the look-back year is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. The election is applicable for:

[x]1.1997 Plan Year.

[x]2.1998 Plan Year.

[x]3.1999 Plan Year.

[x]4.2000 Plan Year.

[x]5.2001 Plan Year.

[ ]6.2002 Plan Year.

[ ]B.Calendar Year Data Election: In determining who is a Highly Compensated Employee (other than a 5% owner) the Employer makes a calendar year data election. The look-back year is the calendar year beginning with or within the look-back year. The election is applicable for:

[ ]1.1998 Plan Year.

[ ]2.1999 Plan Year.

[ ]3.2000 Plan Year.

[ ]4.2001 Plan Year.

[ ]5.2002 Plan Year.

If the elections above are made, such election shall apply to all Plans maintained by the Employer.

[x]C.Calendar Year Calculation Election (for 1997 Plan Year only): Indicate below whether the Calendar Year calculation election was made for Plan Years beginning in 1997:

[x]Yes[ ]No

II.Plan Provision: Family Aggregation

Did the Pre-SBJPA Family Aggregation rules of Code Sections 401(a)(17)(a) and 414(q)(6), both in effect for Plan Years beginning before January 1, 1997, continue to apply for any purpose for Plan Years beginning after 1996?

[ ]No

[ ]Yes; explain the application:

If this rule was subsequently discontinued, indicate when rule no longer applied:

Employers who adopt this Prototype Plan may not elect to continue to apply the pre-SBJPA Family Aggregation rules. An Employer that makes this election in a Standardized Plan will not be able to rely on the opinion letter without a determination letter with respect to the qualification of its Plan for the years in which the election applies.

III.Plan Provision: Combined Plan Limit of Code Section 415(e)

Did the Employer maintain a Defined Benefit Plan prior to January 1, 2000?

[ ]Yes[x]No

Did the Plan continue to apply the combined Plan limit of Code Section 415(e) (as in effect for Limitation Years beginning before January 1, 2000) in limitation years beginning after December 31, 1999, to the extent that such election conforms to the Plan's operation?

[ ]Yes[ ]No

If yes, specify provisions below that will satisfy the 1.0 limitation of Code Section 415(e). Such language must preclude Employer discretion. The Employer must also specify the interest and mortality assumptions used in determining Present Value in the Defined Benefit Plan.

Employers who adopt this Prototype Plan may not elect to continue to apply the combined Plan limit of Code Section 415(e) in years beginning after the date the Employer adopts its GUST restated plan.

IV.Plan Provision:Distribution Alternatives For Participants Who Are Not A More Than 5% Owner

Select (A), (B), (C) and/or (D), whichever is applicable. Subsection (D) must be selected to the extent that there would otherwise be an elimination of a pre-retirement age 70½ distribution option for Employees other than those listed above.

[x]A.Any Participant who has not had a separation from Service who had attained age 70½ in years after 1995 may elect by April 1 of the calendar year following the calendar year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996) to defer distributions until the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996).

[ ]B.Any Participant who has not had a separation from Service and is currently in benefit payment status because of attainment of age 70½ in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year in which the Participant retires. There is either (select one):

[ ]1.a new Annuity Starting Date upon recommencement, or

[ ]2.no new Annuity Starting Date upon recommencement.

[ ]C.Any Participant who has not had a separation from Service, and is currently in benefit payment status because of attainment of age 70½ in 1997 or in a later year (or attained age 70 ½ in 1996, but had not commenced required minimum distributions in 1996) may elect to stop distributions and recommence by the April 1 of the calendar year in which the Participant retires. There is either (select one):

[ ]1.a new Annuity Starting Date upon recommencement, or

[ ]2.no new Annuity Starting Date upon recommencement.

[ ]D.The pre-retirement distribution option is only eliminated with respect to Employees who reach age 70½ in or after a calendar year that begins after the later of December 31, 1998, or the adoption of the amendment to the Plan. The pre-retirement age 70½ distribution option is an optional form of benefit under which benefits are payable in a particular distribution form (including any modifications that may be elected after benefit commencement) and commencing at a time during the period that begins on or after January 1 of the calendar year following the calendar year in which an Employee attains age 70½ and ends April 1 of the immediately following calendar year.

V.Plan Provision:Mandatory Cash-out Rule

[ ]For Plan Years beginning after August 5, 1997, the $3,500 cash-out limit is increased to $5,000.

VI.Plan Provision:30-Day Waiver Period

For Plan Years beginning after December 31, 1996, if the Plan is subject to the Joint and Survivor rules did the Plan provide distributions prior to the expiration of the 30-day waiting period?

[ ]Yes[ ]No

VII.Plan Provision:Suspension of Loan Repayments

On or after December 12, 1994, did the Employer permit the suspension of loan repayments due to qualified military leave?

[ ]Yes[ ]No

Effective Date:

VIII.Other Plan Provisions:

Effective Date:01/01/2002

SCHEDULE D

SAFE HARBOR ELECTIONS FOR FLEXIBLE NON-ELECTIVE CONTRIBUTION

The following elections are made with regard to the Plan's Safe Harbor status pursuant to Section VII herein. For Plan Years indicated below, the Plan hereby invokes a Safe Harbor status in accordance with IRS Notices 98-52 and 2000-3.

For all Plan Years in which this Safe Harbor election is being made, the limitations and restrictions found in Section VII herein apply.

  For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).
  For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).
  For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).
  For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).
  For the Plan Year beginning _____ and ending _____, the Employer hereby invokes a Safe Harbor status as provided in IRS Notice 2000-3. The Safe Harbor Contribution will be an amount equal to _____% (not less than 3%) of Compensation. This election is made on this _____ day of _____, _____ (date may not be later than 30 days prior to the end of the Plan Year in which such election is being made).

SCHEDULE E

COLLECTIVE AND COMMINGLED FUNDS

The Trustee is authorized to invest all or any part of the Fund in the following Collective and Commingled Funds as provided for in the Basic Plan Document #01:

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.